UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2020

Date of Reporting Period

Explanatory Note

The registrant is filing this amendment to Form N-CSR for the period ended December 31, 2020, originally filed with the Securities and Exchange Commission on February 25, 2021 (Accession Number 0001193125-21-056932) to restate the financial statements of Eaton Vance Greater India Fund (the “Fund”) for the period ended December 31, 2020 to correct the overstatement of unrealized appreciation on investments allocated to it by Greater India Portfolio (the “Portfolio”) because the Portfolio’s accrual for foreign capital gains taxes had been understated. The effects of this restatement on the Fund’s financial statements for the period ended December 31, 2020 are described in Note 9 to the Fund’s financial statements. The effects of this restatement on the Portfolio’s financial statements for the period ended December 31, 2020, which are included herein, are described in Note 10 to the Portfolio’s financial statements. Except for the information affected by the restatement as described in Note 9 for the Fund and Note 10 for the Portfolio and as otherwise indicated as restated at the Management’s Discussion of Fund Performance, Performance, Fund Profile and Fund Expense sections preceding the Fund’s financial statements, and the revision to the registrant’s response to Items 11(a) and (b), the information contained herein has not been updated for events or transactions occurring subsequent to the date of the original filing. As a result, such information continues to speak as of the date of the original filing.

Item 1. Reports to Stockholders

Eaton Vance

Greater India Fund

Restated Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Goldman Sachs Asset Management, L.P. (GSAM), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and GSAM are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Greater India Fund

Eaton Vance

Greater India Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The MSCI India Index (the Index) returned 21.04% in the fourth quarter of 2020, outperforming the MSCI Emerging Markets Index by 1.34%, and bringing the Index annual returns to 15.55% for the 12-month period ended December 31, 2020.

Overtaken by fears of a global recession triggered by the COVID-19 outbreak, global markets fell 10%-30% in March 2020. India’s government initiated a nationwide lockdown on March 25, 2020, and extended it to May 30, 2020. Thereafter, the Indian government announced new guidelines, allowing economic activities to resume in a phased manner beginning June 8, 2020.

India’s Finance Minister later announced multiple economic measures and reforms as part of the Indian government’s INR 20 trillion economic stimulus package — about 10% of India’s gross domestic product (GDP). India’s central bank (the RBI) also reduced policy rates and announced several regulatory measures, including an extension of a moratorium on principal and interest repayments, conversion of short-term loans into longer-term loans, and an increase in capital exposure limits for banks.

Though the number of COVID-19 cases in India continued to rise during the period, active cases fell by about 75% from its peak on September 18, 2020. New cases were running around 20,000 per day toward the end of the period, down from over 90,000 per day at its peak. While the Indian fatality rate was lower than the world average during the period, positive news regarding vaccine progress boosted investor confidence.

Overall industrial activity — based on production data of electricity, automobiles, steel, cement, coal, and refinery products — fully recovered to pre-COVID-19 levels during the period. Overall services activity — based on sectors such as domestic travel, and domestic and international trade — continued to recover, but remained about 12% below pre-COVID-19 levels. The Finance Minister announced a third fiscal stimulus package during the period consisting of relief measures worth INR 2.65 trillion — 1.33% of GDP — to support manufacturing, agriculture, and residential housing.

After prior announcements related to fiscal and monetary stimulus, the Indian government and the RBI continued to take steps for economic revival. The RBI proactively ensured adequate liquidity within the system, allowed banks to provide a moratorium on loan repayments, and laid out guidelines for loan restructuring. The Indian government pushed through market reforms to improve India’s structural competitiveness. Rationalization of labor codes, deregulation of agricultural commodity markets, promoting investments in manufacturing, and robust actions toward privatization were among key initiatives.

The best-performing sectors during the period were health care, information technology, and materials, while the worst-performing sectors were financials and utilities.

Fund Performance (as restated)

For the 12-month period ended December 31, 2020, Eaton Vance Greater India Fund (the Fund) returned 13.42% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 15.55%.

At the sector level, the Fund’s positions in consumer discretionary and financials sectors detracted from performance relative to the Index during the period, while positions in information technology (IT) and consumer staples were the largest contributors to relative returns.

Within the financials sector, the Fund’s underweight position in Bajaj Finance, Ltd. (Bajaj), a nonbanking financial company focused on consumer and commercial lending, was the largest detractor to returns relative to the Index during the period. Bajaj reported mixed quarterly returns, with higher COVID-19 related provisions weighing over its profitability. With a significant portion of its loan book under moratorium, the stock was sold from the Fund during the second quarter of 2020. However, along with the recovery in the broader financials sector, the stock rallied and the Fund initiated a position in Bajaj Finserv, Ltd., the holding company of Bajaj, at an attractive valuation in the fourth quarter.

Within the energy sector, the Fund’s underweight position in Reliance Industries, Ltd. (RIL), an oil refiner and manufacturer of petrochemicals, detracted from returns relative to the Index during the period. Though earnings from its oil refining business were muted during the period, optimism around RIL’s stock had been driven by several strategic partnerships and private investments that the company received through sales within its retail and telecom subsidiaries. While management likes RIL’s new economy business segments, the Fund has historically maintained an underweight position due to high valuations and not-so-efficient capital allocation policies. The Fund also trimmed its stock position in RIL during the second half of the period.

Within IT, an overweight position in Infosys, Ltd. (Infosys) was the largest contributor to returns relative to the Index during the period. Infosys provides IT, consulting, and business process outsourcing services to developed markets in the U.S. and Europe. Amid the COVID-19 crisis, a majority of businesses in India were negatively impacted. However, Infosys performed comparatively well due to strong fundamentals, sector tailwinds, and substantial liquidity. Within communication services, the Fund’s overweight position in Info Edge India, Ltd. (Info Edge) also contributed to relative returns. Info Edge is India’s leading internet company with a dominant presence through its online job portal, fast-growing real estate portal, and other areas, including restaurant searches and dating sites. The stock outperformed the Index on the back of its multiple businesses, including investments in food delivery startup Zomato, Ltd.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater India Fund

December 31, 2020

Performance2,3

Portfolio Manager Hiren Dasani, CFA, of Goldman Sachs Asset Management, L.P. (GSAM)

% Average Annual Total Returns (as restated)	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	05/02/1994	05/02/1994	13.42%	10.34%	4.38%
Class A with 5.75% Maximum Sales Charge	—	—	6.91	9.04	3.77
Class C at NAV	07/07/2006	05/02/1994	12.64	9.57	3.80
Class C with 1% Maximum Sales Charge	—	—	11.64	9.57	3.80
Class I at NAV	10/01/2009	05/02/1994	13.77	10.67	4.70

MSCI India Index	—	—	15.55%	9.51%	3.38%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.63%	2.33%	1.33%

Growth of $10,000 (as restated)

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment (as restated)	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$14,324	N.A.
Class I	$250,000	12/31/2010	$395,714	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater India Fund

December 31, 2020

Fund Profile5 (as restated)

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Infosys, Ltd.	14.3%

ICICI Bank, Ltd.	8.9

Reliance Industries, Ltd.	7.1

Axis Bank, Ltd.	5.5

Hindustan Unilever, Ltd.	4.9

Maruti Suzuki India, Ltd.	4.5

HCL Technologies, Ltd.	3.8

Info Edge India, Ltd.	3.4

HDFC Bank, Ltd.	2.8

Kotak Mahindra Bank, Ltd.	2.6

Total	57.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater India Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI India Index is an unmanaged index of common stocks traded in the India market. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective September 15, 2016, Goldman Sachs Asset Management International (GSAM beginning October 19, 2017) began sub- advising the Fund. Performance prior to September 15, 2016, reflects the Fund’s performance under a former sub-adviser.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

5

Eaton Vance

Greater India Fund

December 31, 2020

Fund Expenses (as restated)

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,362.20	$8.97	1.51%
Class C	$1,000.00	$1,357.70	$12.92	2.18%
Class I	$1,000.00	$1,364.50	$7.19	1.21%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.50	$7.66	1.51%
Class C	$1,000.00	$1,014.20	$11.04	2.18%
Class I	$1,000.00	$1,019.10	$6.14	1.21%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Greater India Fund

December 31, 2020

Statement of Assets and Liabilities (as restated)

Assets	December 31, 2020

Investment in Greater India Portfolio, at value (identified cost, $148,217,484)	$229,022,359

Receivable for Fund shares sold	172,609

Due from affiliate	457,730

Total assets	$229,652,698

Liabilities

Payable for Fund shares redeemed	$186,599

Payable to affiliates:

Administration fee	28,263

Distribution and service fees	45,179

Trustees’ fees	125

Accrued expenses	90,063

Total liabilities	$350,229

Net Assets	$229,302,469

Sources of Net Assets

Paid-in capital	$146,748,860

Distributable earnings	82,553,609

Total	$229,302,469

Class A Shares

Net Assets	$155,010,926

Shares Outstanding	3,995,980

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$38.79

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$41.16

Class C Shares

Net Assets	$7,547,789

Shares Outstanding	230,047

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$32.81

Class I Shares

Net Assets	$66,743,754

Shares Outstanding	1,672,035

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$39.92

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Statement of Operations (as restated)

Investment Income	Year Ended December 31, 2020

Dividends allocated from Portfolio (net of foreign taxes, $307,441)	$1,537,441

Interest allocated from Portfolio	2,412

Expenses allocated from Portfolio	(1,771,684)

Total investment loss from Portfolio	$(231,831)

Expenses

Administration fee	$284,304

Distribution and service fees

Class A	408,848

Class C	83,641

Trustees’ fees and expenses	500

Custodian fee	20,140

Transfer and dividend disbursing agent fees	194,491

Legal and accounting services	27,441

Printing and postage	33,576

Registration fees	48,326

Miscellaneous	10,309

Total expenses	$1,111,576

Net investment loss	$(1,343,407)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $43,427)	$4,865,517

Financial futures contracts	1,567,511

Foreign currency transactions	(85,177)

Net realized gain	$6,347,851

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $8,391,940)	$20,448,860

Financial futures contracts	5,719

Foreign currency	(2,158)

Net change in unrealized appreciation (depreciation)	$20,452,421

Net realized and unrealized gain	$26,800,272

Net increase in net assets from operations	$25,456,865

8	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020 (as restated)	2019

From operations —

Net investment loss	$(1,343,407)	$(1,202,942)

Net realized gain	6,347,851	2,233,612

Net change in unrealized appreciation (depreciation)	20,452,421	19,937,594

Net increase in net assets from operations	$25,456,865	$20,968,264

Distributions to shareholders —

Class A	$(400,539)	$(4,591,828)

Class B	—	(8,912)

Class C	(26,074)	(433,321)

Class I	(138,011)	(1,059,604)

Total distributions to shareholders	$(564,624)	$(6,093,665)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$8,791,552	$8,144,780

Class B	—	736

Class C	1,151,209	1,654,639

Class I	50,142,961	17,577,702

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	356,690	4,145,063

Class B	—	8,067

Class C	25,905	376,242

Class I	118,877	864,768

Cost of shares redeemed

Class A	(33,527,366)	(22,105,068)

Class B	—	(50,711)

Class C	(4,199,233)	(4,331,484)

Class I	(34,902,284)	(17,968,399)

Net asset value of shares converted(1)

Class A	1,561,672	8,818,338

Class B	—	(564,214)

Class C	(1,561,672)	(8,254,124)

Contributed capital from affiliate for shares redeemed

Class A	307,994	—

Class C	60,717	—

Class I	89,019	—

Net decrease in net assets from Fund share transactions	$(11,583,959)	$(11,683,665)

Net increase in net assets	$13,308,282	$3,190,934

Net Assets

At beginning of year	$215,994,187	$212,803,253

At end of year	$229,302,469	$215,994,187

(1)	Includes the conversion of Class B to Class A shares at the close of business on August 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020 (as restated)	2019	2018	2017	2016

Net asset value — Beginning of year	$34.300	$32.020	$36.830	$26.300	$25.770

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.237)	$(0.188)	$(0.150)	$0.016	$(0.200)

Net realized and unrealized gain (loss)	4.823	3.424	(4.284)	11.737	0.878

Total income (loss) from operations	$4.586	$3.236	$(4.434)	$11.753	$0.678

Less Distributions

From net investment income	$—	$—	$(0.376)	$(1.223)	$(0.148)

From net realized gain	(0.096)	(0.956)	—	—	—

Total distributions	$(0.096)	$(0.956)	$(0.376)	$(1.223)	$(0.148)

Net asset value — End of year	$38.790	$34.300	$32.020	$36.830	$26.300

Total Return(2)	13.42%	10.46%	(12.13)%	44.80%	2.64	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$155,011	$163,335	$152,967	$192,016	$149,950

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.56%	1.63%	1.62%	1.68%	1.88	%(3)

Net investment income (loss)	(0.75)%	(0.58)%	(0.44)%	0.05%	(0.75)%

Portfolio Turnover of the Portfolio	26%	21%	29%	25%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended December 31, 2016). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2020 (as restated)	2019	2018	2017	2016

Net asset value — Beginning of year	$29.230	$27.620	$32.050	$23.020	$22.580

Income (Loss) From Operations

Net investment loss(1)	$(0.385)	$(0.363)	$(0.334)	$(0.186)	$(0.336)

Net realized and unrealized gain (loss)	4.061	2.929	(3.720)	10.247	0.776

Total income (loss) from operations	$3.676	$2.566	$(4.054)	$10.061	$0.440

Less Distributions

From net investment income	$—	$—	$(0.376)	$(1.031)	$—

From net realized gain	(0.096)	(0.956)	—	—	—

Total distributions	$(0.096)	$(0.956)	$(0.376)	$(1.031)	$—

Net asset value — End of year	$32.810	$29.230	$27.620	$32.050	$23.020

Total Return(2)	12.64%	9.69%	(12.76)%	43.81%	1.95	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,548	$11,898	$21,891	$30,195	$22,335

Ratios (as a percentage of average daily net assets):(4)

Expenses	2.26%	2.33%	2.32%	2.38%	2.58	%(3)

Net investment loss	(1.44)%	(1.30)%	(1.14)%	(0.65)%	(1.44)%

Portfolio Turnover of the Portfolio	26%	21%	29%	25%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended December 31, 2016). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020 (as restated)	2019	2018	2017	2016

Net asset value — Beginning of year	$35.190	$32.730	$37.520	$26.770	$26.230

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.148)	$(0.092)	$(0.047)	$0.140	$(0.126)

Net realized and unrealized gain (loss)	4.974	3.508	(4.367)	11.936	0.900

Total income (loss) from operations	$4.826	$3.416	$(4.414)	$12.076	$0.774

Less Distributions

From net investment income	$—	$—	$(0.376)	$(1.326)	$(0.234)

From net realized gain	(0.096)	(0.956)	—	—	—

Total distributions	$(0.096)	$(0.956)	$(0.376)	$(1.326)	$(0.234)

Net asset value — End of year	$39.92	$35.190	$32.730	$37.520	$26.770

Total Return(2)	13.77%	10.79%	(11.85)%	45.22%	2.97	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$66,744	$40,761	$37,330	$48,595	$26,866

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.26%	1.33%	1.32%	1.38%	1.58	%(3)

Net investment income (loss)	(0.45)%	(0.27)%	(0.14)%	0.41%	(0.46)%

Portfolio Turnover of the Portfolio	26%	21%	29%	25%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended December 31, 2016). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are

13

Eaton Vance

Greater India Fund

December 31, 2020

Notes to Financial Statements — continued

declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Long-term capital gains	$564,624	$6,093,665

During the year ended December 31, 2020, distributable earnings was increased by $1,268,603 and paid-in capital was decreased by $1,268,603 due to differences between book and tax accounting, primarily for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$814,581

Net unrealized appreciation (as restated)	$81,739,028

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM) and an indirect subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Goldman Sachs Asset Management, L.P. a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the year ended December 31, 2020, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2020, the administration fee amounted to $284,304.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $9,002 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,319 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee and administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $408,848 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2020, the Fund paid or accrued to EVD $62,731 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2020 amounted to $20,910 for Class C shares.

14

Eaton Vance

Greater India Fund

December 31, 2020

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $42,906,129 and $57,262,729, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020 (as restated)	2019

Sales	283,007	251,172

Issued to shareholders electing to receive payments of distributions in Fund shares	11,192	135,062

Redemptions	(1,107,484)	(680,177)

Converted from Class B shares	—	18,163

Converted from Class C shares	47,626	260,718

Net decrease	(765,659)	(15,062)

Class B		Year Ended December 31, 2019(1)

Sales		28

Issued to shareholders electing to receive payments of distributions in Fund shares		305

Redemptions		(1,747)

Converted to Class A shares		(20,705)

Net decrease		(22,119)

	Year Ended December 31,
Class C	2020 (as restated)	2019

Sales	40,805	58,720

Issued to shareholders electing to receive payments of distributions in Fund shares	959	14,344

Redemptions	(162,624)	(155,685)

Converted to Class A shares	(56,121)	(302,832)

Net decrease	(176,981)	(385,453)

15

Eaton Vance

Greater India Fund

December 31, 2020

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2020 (as restated)	2019

Sales	1,760,185	529,425

Issued to shareholders electing to receive payments of distributions in Fund shares	3,629	27,497

Redemptions	(1,249,965)	(539,364)

Net increase	513,849	17,558

(1)	At the close of business on August 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders and at any adjournments or postponements thereof. The joint special meeting of shareholders was held on February 18, 2021 and adjourned to February 26, 2021 with respect to the Fund. The Board has approved an interim investment advisory agreement and an interim investment sub-advisory agreement (the “Interim Agreements”) for the Fund to take effect upon the close of the transaction if Fund shareholders have not approved the new investment advisory agreement and new investment sub-advisory agreement prior to the closing. The Interim Agreements would allow the Fund’s investment adviser and investment sub-adviser to continue to manage the Fund for up to an additional 150 days to allow for further proxy solicitation and the Board’s consideration of different options for the Fund. While the Interim Agreements are in effect, the Fund’s investment adviser and investment sub-adviser would continue to manage the Fund under the Board’s oversight. The terms of the Interim Agreements are substantially identical to those of the current investment advisory agreement and current investment sub-advisory agreement except for term and escrow provisions required by applicable law.

9  Restatement

Prior to the issuance of the Fund’s December 31, 2021 financial statements, it was determined that the Fund’s investment in the Portfolio was overstated, thereby resulting in an overstatement of the Fund’s net assets and net asset value (NAV) per share for each class, because the Portfolio’s accrual for foreign capital gains taxes had been understated since June 2, 2020. Since the amount of the misstatement was concluded to be material, the Fund’s daily net assets and NAV per share for each class were revised from June 2, 2020 through December 31, 2020 (the error period) to reflect the correct accrual for foreign capital gains taxes. In accordance with the Fund’s NAV correction policy, the Fund will reprocess shareholder transactions where shareholders were negatively impacted during the error period and EVM will reimburse the Fund for overpayments made to redeeming shareholders. The restated financial statements as of December 31, 2020 reflect an estimate by share class of the additional shares to be issued for the reprocessing of shareholder transactions through December 31, 2020. The overpayment to redeeming shareholders as of December 31, 2020 for which EVM will reimburse the Fund is estimated to be $457,730 and is included in Due from affiliate in the restated Statement of Assets and Liabilities.

As a result of the foregoing, the Fund has restated its Statement of Assets and Liabilities as of December 31, 2020 and its Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year then ended. In addition, share activity in Note 7 has been restated for the year ended December 31, 2020 to reflect the increase in shares for the reprocessing of certain share activity at the revised NAVs per share, which is expected to occur at a later date. A component of distributable earnings on a tax basis in Note 2 at December 31, 2020 has also been restated.

16

Eaton Vance

Greater India Fund

December 31, 2020

Notes to Financial Statements — continued

The following table presents previously reported balances and restated balances and excludes balances that were not restated. See Note 10 at the Portfolio’s financial statements included herein for the restatement of the Portfolio’s previously reported balances as of and for the year ended December 31, 2020.

Statement of Assets and Liabilities	As Previously Reported	As Restated

Assets:

Investment in Greater India Portfolio, at value	$237,414,299	$229,022,359

Due from affiliate	—	457,730

Total assets	237,586,908	229,652,698

Net Assets	237,236,679	229,302,469

Sources of Net Assets:

Paid-in capital	146,291,130	146,748,860

Distributable earnings	90,945,549	82,553,609

Net Assets	237,236,679	229,302,469

Class A Shares

Net Assets	$160,570,243	$155,010,926

Shares Outstanding	3,991,502	3,995,980

Net Asset Value and Redemption Price Per Share	$40.23	$38.79

Maximum Offering Price Per Share	$42.68	$41.16

Class C Shares

Net Assets	$7,803,832	$7,547,789

Shares Outstanding	229,336	230,047

Net Asset Value and Offering Price Per Share	$34.03	$32.81

Class I Shares

Net Assets	$68,862,604	$66,743,754

Shares Outstanding	1,663,335	1,672,035

Net Asset Value, Offering Price and Redemption Price Per Share	$41.40	$39.92

Statement of Operations

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $0 and $8,391,940, respectively)	$28,840,800	$20,448,860

Net change in unrealized appreciation (depreciation)	28,844,361	20,452,421

Net realized and unrealized gain	35,192,212	26,800,272

Net increase in net assets from operations	33,848,805	25,456,865

Statement of Changes in Net Assets

Net change in unrealized appreciation (depreciation)	$28,844,361	$20,452,421

Net increase in net assets from operations	33,848,805	25,456,865

Contributed capital from affiliate for shares redeemed:

Class A	—	307,994

Class C	—	60,717

Class I	—	89,019

Net decrease in net assets from Fund share transactions	(12,041,689)	(11,583,959)

Net increase in net assets	21,242,492	13,308,282

Net Assets at end of year	237,236,679	229,302,469

17

Eaton Vance

Greater India Fund

December 31, 2020

Notes to Financial Statements — continued

Financial Highlights — Class A	As Previously Reported	As Restated

Net realized and unrealized gain (loss)	$6.263	$4.823

Total income (loss) from operations	6.026	4.586

Net asset value—end of year	40.230	38.790

Total Return	17.64%	13.42%

Net assets, end of year (000’s omitted)	$160,570	$155,011

Financial Highlights — Class C

Net realized and unrealized gain (loss)	$5.281	$4.061

Total income (loss) from operations	4.896	3.676

Net asset value—end of year	34.030	32.810

Total Return	16.82%	12.64%

Net assets, end of year (000’s omitted)	$7,804	$7,548

Financial Highlights — Class I

Net realized and unrealized gain (loss)	$6.454	$4.974

Total income (loss) from operations	6.306	4.826

Net asset value—end of year	41.400	39.920

Total Return	17.99%	13.77%

Net assets, end of year (000’s omitted)	$68,863	$66,744

Note 2 — Distributions to Shareholders and Income Tax Information

Net unrealized appreciation	$90,130,968	$81,739,028

Note 7 — Shares of Beneficial Interest

Class A:

Sales	278,715	283,007

Issued to shareholders electing to receive payments of distributions in Fund shares	11,006	11,192

Net decrease	(770,137)	(765,659)

Class C:

Sales	40,110	40,805

Issued to shareholders electing to receive payments of distributions in Fund shares	943	959

Net decrease	(177,692)	(176,981)

Class I:

Sales	1,751,546	1,760,185

Issued to shareholders electing to receive payments of distributions in Fund shares	3,568	3,629

Net increase	505,149	513,849

18

Eaton Vance

Greater India Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Restatement of the 2020 Financial Statements

As discussed in Note 9 to the financial statements, the accompanying 2020 financial statements have been restated to correct a misstatement.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021 (April 1, 2022 as to the effects of the restatement discussed in Note 9)

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Greater India Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit and capital gains dividends.

Foreign Tax Credit.  For the fiscal year ended December 31, 2020, the Fund paid foreign taxes of $347,022 and recognized foreign source income of $1,844,882.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $815,045 or, if subsequently determined to be different, the net capital gain of such year.

20

Greater India Portfolio

December 31, 2020

Portfolio of Investments (as restated for %s)

Common Stocks — 100.4%
Security	Shares	Value

India — 100.4%

Airlines — 0.7%

InterGlobe Aviation, Ltd.(1)(2)	69,143	$1,631,021

		$1,631,021

Automobiles — 5.6%

Hero MotoCorp, Ltd.	61,816	$2,631,189

Maruti Suzuki India, Ltd.	97,906	10,278,057

		$12,909,246

Banks — 19.8%

Axis Bank, Ltd.(2)	1,491,259	$12,663,824

HDFC Bank, Ltd.(2)	324,037	6,391,942

ICICI Bank, Ltd.(2)	2,774,975	20,365,416

Kotak Mahindra Bank, Ltd.(2)	218,246	5,964,209

		$45,385,391

Construction & Engineering — 1.8%

Voltas, Ltd.	362,567	$4,076,359

		$4,076,359

Construction Materials — 2.5%

UltraTech Cement, Ltd.	78,030	$5,647,606

		$5,647,606

Consumer Finance — 2.0%

Mahindra & Mahindra Financial Services, Ltd.(2)	594,130	$1,420,587

Muthoot Finance, Ltd.	105,884	1,749,987

SBI Cards & Payment Services, Ltd.	122,770	1,430,871

		$4,601,445

Electrical Equipment — 0.1%

Graphite India, Ltd.	83,106	$344,239

		$344,239

Food & Staples Retailing — 2.2%

Avenue Supermarts, Ltd.(1)(2)	132,905	$5,028,698

		$5,028,698

Food Products — 1.7%

Tata Consumer Products, Ltd.	467,358	$3,786,013

		$3,786,013

Security	Shares	Value

Health Care Providers & Services — 0.7%

Apollo Hospitals Enterprise, Ltd.	48,038	$1,580,634

		$1,580,634

Hotels, Restaurants & Leisure — 1.4%

Jubilant FoodWorks, Ltd.	84,027	$3,220,417

		$3,220,417

Household Durables — 3.2%

Crompton Greaves Consumer Electricals, Ltd.	863,283	$4,498,531

Whirlpool of India, Ltd.	81,838	2,931,402

		$7,429,933

Household Products — 4.9%

Hindustan Unilever, Ltd.	345,269	$11,328,218

		$11,328,218

Insurance — 4.4%

Bajaj Finserv, Ltd.	25,108	$3,058,327

ICICI Lombard General Insurance Co., Ltd.(1)(2)	150,940	3,152,250

SBI Life Insurance Co., Ltd.(1)(2)	314,097	3,883,921

		$10,094,498

Interactive Media & Services — 3.4%

Info Edge India, Ltd.	117,061	$7,686,077

		$7,686,077

IT Services — 20.1%

HCL Technologies, Ltd.	666,868	$8,657,498

Infosys, Ltd.	1,915,915	32,783,957

Infosys, Ltd. ADR	44,140	748,173

Larsen & Toubro Infotech, Ltd.(1)	78,423	3,930,322

		$46,119,950

Life Sciences Tools & Services — 3.5%

Divi’s Laboratories, Ltd.	105,010	$5,517,099

Syngene International, Ltd.(1)(2)	275,765	2,415,055

		$7,932,154

Machinery — 0.8%

AIA Engineering, Ltd.	64,413	$1,756,964

		$1,756,964

21	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Portfolio of Investments (as restated for %s) — continued

Security	Shares	Value

Multiline Retail — 0.5%

Trent, Ltd.	113,576	$1,068,822

		$1,068,822

Oil, Gas & Consumable Fuels — 7.1%

Reliance Industries, Ltd.	602,921	$16,375,905

		$16,375,905

Personal Products — 1.3%

Marico, Ltd.	538,582	$2,979,168

		$2,979,168

Pharmaceuticals — 5.5%

Abbott India, Ltd.	16,649	$3,594,986

Gland Pharma, Ltd.(1)(2)	61,420	1,965,305

Ipca Laboratories, Ltd.	71,998	2,162,448

Lupin, Ltd.	197,697	2,648,315

Torrent Pharmaceuticals, Ltd.	58,307	2,235,189

		$12,606,243

Professional Services — 0.7%

L&T Technology Services, Ltd.(1)	51,123	$1,638,990

		$1,638,990

Real Estate Management & Development — 2.3%

Godrej Properties, Ltd.(2)	117,693	$2,305,816

Oberoi Realty, Ltd.(2)	214,170	1,699,967

Prestige Estates Projects, Ltd.	325,464	1,186,336

		$5,192,119

Security	Shares	Value

Thrifts & Mortgage Finance — 1.8%

Housing Development Finance Corp., Ltd.	118,625	$4,142,006

		$4,142,006

Wireless Telecommunication Services — 2.4%

Bharti Airtel, Ltd.	776,809	$5,422,803

		$5,422,803

Total India (identified cost $140,856,586)		$229,984,919

Total Common Stocks (identified cost $140,856,586)		$229,984,919

Total Investments — 100.4% (identified cost $140,856,586)		$229,984,919

Other Assets, Less Liabilities (as restated) — (0.4)%		$(960,237)

Net Assets (as restated) — 100.0%		$229,024,682

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2020, the aggregate value of these securities is $23,645,562 or 10.3% (as restated) of the Portfolio’s net assets.

(2)	Non-income producing security.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures

SGX CNX Nifty Index	192	Long	1/28/21	$5,382,144	$5,719

					$5,719

Abbreviations:

ADR	–	American Depositary Receipt

22	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Statement of Assets and Liabilities (as restated)

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $140,856,586)	$229,984,919

Cash	7,134,745

Deposits for derivatives collateral — financial futures contracts	443,520

Foreign currency, at value (identified cost, $107,050)	107,777

Receivable for foreign taxes	40,297

Total assets	$237,711,258

Liabilities

Payable for variation margin on open financial futures contracts	$13,014

Payable to affiliates:

Investment adviser fee	160,095

Trustees’ fees	2,478

Accrued foreign capital gains taxes	8,391,940

Accrued expenses	119,049

Total liabilities	$8,686,576

Net Assets applicable to investors’ interest in Portfolio	$229,024,682

23	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Statement of Operations (as restated)

Investment Income	Year Ended December 31, 2020

Dividends (net of foreign taxes, $307,444)	$1,537,456

Interest	2,412

Total investment income	$1,539,868

Expenses

Investment adviser fee	$1,612,180

Trustees’ fees and expenses	10,172

Custodian fee	53,260

Legal and accounting services	86,478

Miscellaneous	9,610

Total expenses	$1,771,700

Net investment loss	$(231,832)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $43,428)	$4,865,563

Financial futures contracts	1,567,526

Foreign currency transactions	(85,177)

Net realized gain	$6,347,912

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $8,391,940)	$20,449,166

Financial futures contracts	5,719

Foreign currency	(2,158)

Net change in unrealized appreciation (depreciation)	$20,452,727

Net realized and unrealized gain	$26,800,639

Net increase in net assets from operations	$26,568,807

24	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020 (as restated)	2019

From operations —

Net investment income (loss)	$(231,832)	$147,609

Net realized gain	6,347,912	2,233,635

Net change in unrealized appreciation (depreciation)	20,452,727	19,937,767

Net increase in net assets from operations	$26,568,807	$22,319,011

Capital transactions —

Contributions	$42,906,129	$12,649,694

Withdrawals	(57,262,729)	(31,342,570)

Net decrease in net assets from capital transactions	$(14,356,600)	$(18,692,876)

Net increase in net assets	$12,212,207	$3,626,135

Net Assets

At beginning of year	$216,812,475	$213,186,340

At end of year	$229,024,682	$216,812,475

25	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2020 (as restated)	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.93%	0.98%	0.98%	0.98%	1.19%

Net investment income (loss)	(0.12)%	0.07%	0.19%	0.76%	(0.06)%

Portfolio Turnover	26%	21%	29%	25%	91%

Total Return	14.14%	11.17%	(11.57)%	45.78%	3.35%

Net assets, end of year (000’s omitted)	$229,025	$216,812	$213,186	$273,437	$203,663

26	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2020, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Foreign ownership of shares of certain Indian companies may be subject to limitations. When foreign ownership of such an Indian company’s shares approaches the limitation, foreign investors may be willing to pay a premium to the local share price to acquire shares from other foreign investors. Such shares are valued at the closing price for foreign investors as provided by the exchange on which they trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments. As of March 31, 2020,

27

Greater India Portfolio

December 31, 2020

Notes to Financial Statements — continued

the Portfolio, for tax reporting in India, had accumulated losses of INR 1,073,737,325 (having a value of approximately $14,695,000 at December 31, 2020) that can be carried forward to offset future realized gains from the sale of certain Indian securities that would otherwise be subject to Indian capital gain taxes. These accumulated losses expire on March 31, 2022 (INR 90,144,310), March 31, 2026 (INR 74,501,836), March 31, 2027 (INR 905,473,400) and March 31, 2028 (INR 3,617,779). Of the accumulated losses as of March 31, 2020, INR 206,408,358 are short-term and INR 867,328,967 are long-term.

As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing. The Portfolio also files a tax return in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.85% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2020, the investment adviser fee amounted to $1,612,180 or 0.85% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Goldman Sachs Asset Management, L.P. a portion of its investment adviser fee for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $48,879,099 and $68,071,247, respectively, for the year ended December 31, 2020.

28

Greater India Portfolio

December 31, 2020

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$142,728,243

Gross unrealized appreciation	$87,919,548

Gross unrealized depreciation	(657,153)

Net unrealized appreciation	$87,262,395

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2020 is included in the Portfolio of Investments. At December 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. The Portfolio enters into equity index futures contracts to manage cash flows.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Financial futures contracts	$5,719	$—

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Financial futures contracts	$1,567,526	$5,719

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2020, which is indicative of the volume of this derivative type, was approximately $3,290,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal

29

Greater India Portfolio

December 31, 2020

Notes to Financial Statements — continued

Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$—	$13,108,880		$—	$13,108,880

Consumer Discretionary	—	24,628,418		—	24,628,418

Consumer Staples	—	23,122,097		—	23,122,097

Energy	—	16,375,905		—	16,375,905

Financials	—	64,223,340		—	64,223,340

Health Care	1,965,305	20,153,726		—	22,119,031

Industrials	—	9,447,573		—	9,447,573

Information Technology	748,173	45,371,777		—	46,119,950

Materials	—	5,647,606		—	5,647,606

Real Estate	—	5,192,119		—	5,192,119

Total Common Stocks	$2,713,478	$227,271,441	*	$—	$229,984,919

Total Investments	$2,713,478	$227,271,441		$—	$229,984,919

Futures Contracts	$5,719	$—		$—	$5,719

Total	$2,719,197	$227,271,441		$—	$229,990,638

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

8  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign

30

Greater India Portfolio

December 31, 2020

Notes to Financial Statements — continued

securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Countries within the Indian sub-continent region are considered emerging market countries. The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying relevant laws and regulations. The securities markets in these countries are comparatively underdeveloped and may be concentrated in certain sectors. In addition, governmental actions can have a significant effect on the economic conditions in the India region, which could adversely affect the value and liquidity of investments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

9  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement were approved by Portfolio interest holders at a joint special meeting of interest holders held on February 19, 2021, and would take effect upon consummation of the transaction.

10  Restatement

Prior to the issuance of the Portfolio’s December 31, 2021 financial statements, it was determined that the accrual for foreign capital gains taxes had been understated since June 2, 2020.

As a result, the Portfolio has restated its Portfolio of Investments and Statement of Assets and Liabilities as of December 31, 2020 and its Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year then ended. There was no change to the amounts for cost and value of investments as presented in the Portfolio of Investments as of December 31, 2020, although the percentages therein for each investment category based on net assets changed due to the change in net assets.

The following table presents previously reported balances and restated balances after the adjustment for accrued foreign capital gains taxes and excludes balances that were not restated.

Statement of Assets and Liabilities	As Previously Reported	As Restated

Liabilities:

Accrued foreign capital gains taxes	$—	$8,391,940

Total liabilities	294,636	8,686,576

Net Assets applicable to investors’ interest in the Portfolio	237,416,622	229,024,682

Statement of Operations

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $0 and $8,391,940, respectively)	$28,841,106	$20,449,166

Net change in unrealized appreciation (depreciation)	28,844,667	20,452,727

Net realized and unrealized gain	35,192,579	26,800,639

Net increase in net assets from operations	34,960,747	26,568,807

31

Greater India Portfolio

December 31, 2020

Notes to Financial Statements — continued

Statement of Changes in Net Assets	As Previously Reported	As Restated

Net change in unrealized appreciation (depreciation)	$28,844,667	$20,452,727

Net increase in net assets from operations	34,960,747	26,568,807

Net increase in net assets	20,604,147	12,212,207

Net Assets at end of year	237,416,622	229,024,682

Financial Highlights

Total Return	18.38%	14.14%

Net assets, end of year (000’s omitted)	$237,417	$229,025

32

Greater India Portfolio

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Greater India Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Restatement of the 2020 Financial Statements

As discussed in Note 10 to the financial statements, the accompanying 2020 financial statements have been restated to correct a misstatement.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021 (April 1, 2022 as to the effects of the restatement discussed in Note 10)

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

33

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Greater India Fund and Greater India Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Greater India Fund	Boston Management and Research	Goldman Sachs Asset Management, L.P.

Greater India Portfolio	Boston Management and Research	Goldman Sachs Asset Management, L.P.

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

34

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;
•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

35

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

36

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The

37

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

38

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

39

Eaton Vance

Greater India Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

40

Eaton Vance

Greater India Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

41

Eaton Vance

Greater India Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

42

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

43

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Greater India Fund and Greater India Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Eaton Vance Greater India Fund and Greater India Portfolio

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Administrator of Eaton Vance Greater India Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

142    12.31.20

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Greater India Fund (the “Fund”) is a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 10 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR/A relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended December 31, 2019 and December 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Greater India Fund
Fiscal Years Ended	12/31/19	12/31/20

Audit Fees	$16,350	$16,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,316	$6,706
All Other Fees(3)	$0	$0

Total	$27,666	$23,056

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31, October 31, or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	8/31/19	10/31/19	12/31/19	10/31/20	12/31/20
Audit Fees	$37,550	$104,800	$283,450	$39,350	$283,450
Audit-Related Fees(1)	$0	$0	$0	$0	$0
Tax Fees(2)	$9,550	$32,002	$119,852	$8,572	$113,037
All Other Fees(3)	$0	$0	$0	$0	$0

Total	$47,100	$136,802	$403,302	$47,922	$396,487

*	Information is not presented for the fiscal period ended 8/31/20 as no Series in the Trust with such fiscal period end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	8/31/19	10/31/19	12/31/19	10/31/20	12/31/20
Registrant(1)	$9,550	$32,002	$119,852	$8,572	$113,037
Eaton Vance(2)	$8,000	$59,903	$59,903	$51,800	$150,300

*	Information is not presented for the fiscal period ended 8/31/20 as no Series in the Trust with such fiscal period end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with
respect	to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR/A.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant maintains disclosure controls and procedures to provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure. In connection with the original filing and within 90 days prior to the filing date on February 25, 2021, management carried out an evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures and concluded they were effective. Subsequent to the original filing, a material error was identified in the registrant’s 2020 annual report for unrealized appreciation on investments allocated from Greater India Portfolio (the Portfolio) in which the registrant holds a 99.9% interest. Due to the registrant being a feeder fund of the Portfolio, the performance of the registrant is directly affected by the performance of the Portfolio. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were not effective due to a material weakness in the design of controls for the registrant over the Portfolio’s calculation of accrued foreign capital gains taxes because the registrant is reliant on the Portfolio to provide accurate information to the registrant regarding its investment in the Portfolio. The understatement of the Portfolio’s accrual for foreign capital gains taxes resulted in the registrant overstating the amount of unrealized appreciation on investments allocated to it by the Portfolio.

The registrant is implementing enhancements to its disclosure controls and procedures to remediate the material weakness described above. Management has clarified with the fund administration team the process to be used in the calculation of accrued foreign capital gains taxes and adopted review procedures surrounding the calculation.

(b) Other than the enhancements to controls noted above that were implemented subsequent to the original filing, there have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report and subsequent to the date of their evaluation in connection with the preparation of this Form N-CSR/A that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: April 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	April 1, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: April 1, 2022